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                   SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549


                                FORM 8-K
                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): November 20, 1997


                      AMERICAN BANKNOTE CORPORATION
          (Exact name of Registrant as specified in its charter)



                               DELAWARE
            (State or other jurisdiction of incorporation)


             1-3410                           13-0460520
      (Commission File No.)       (IRS Employer Identification No.)


                200 Park Avenue, New York, NY 10166-4999
          (Address of principal executive offices) (Zip Code)


     Registrant's Telephone No., including area code: (212) 557-9100
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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits:

Pro Forma Combined Statement of Operations - Unaudited

The following table sets forth summary historical financial data of American Banknote Corporation (the "Corporation") for the year ended December 31, 1996 and has been derived from the Corporation's audited consolidated financial statements filed on Form 10-K for the year ended December 31, 1996, and incorporated herein by reference. The unaudited Pro Forma Combined Statement of Operations has been derived from the Corporation's historical financial statements and give effect to the 1996 two-step acquisition of its 100% ownership in its Australia/New Zealand subsidiary. The unaudited Pro Forma Combined Statements of Operations have been prepared using United States Generally Accepted Accounting Principles, including certain purchase accounting assumptions. The historical financial statements of the Leigh-Mardon Security Group ("LM"), Australia's oldest and largest security printer, have been derived from the unaudited Pro Forma Financial Combined Statement of Operations for the nine months ended September 30, 1996 included in Amendment No. 1 to Current Report on Form 8-K/A dated November 14, 1996, incorporated herein by reference, and have been translated into US dollars using average exchange rates during the period.

The initial acquisition of 55% of LM closed in June 1996 and in November 1996, the Corporation announced the acquisition of the remaining 45% interest. For a description of the acquisition of LM, reference is made to the Corporation's Current Report on Form 8-K dated April 16, 1996; Current Report on Form 8-K dated June 18, 1996; Amendment No. 1 to Current Report on Form 8-K/A dated August 14, 1996; Current Report on Form 8-K dated November 14, 1996; and Amendment No. 1 to Current Report on Form 8-K/A dated November 14, 1996.

The unaudited Pro Forma Combined Statement of Operations assumes that the acquisition of LM had occurred as of the beginning of the period indicated and is not intended to represent and is not indicative of what the Corporation's results of operations actually would have been or to project the Corporation's results of operations for any future period.

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AMERICAN BANKNOTE CORPORATION
PRO FORMA COMBINED STATEMENT OF OPERATIONS- Unaudited
Assumes that American Banknote Corporation ("ABN") Acquired LM as of January 1, 1996 in a Purchase Transaction


                              For the Year Ended December 31, 1996
                               (In thousands, except per share data)
                                                     Pro        Pro
                             ABN         LM          Forma      Forma
                             Historical  Historical  Adjust's   Combined
                                           (*)
Sales                        $309,450    $33,474                $342,924

Costs and expenses:
  Costs of goods sold         202,158     21,783                 223,941
  Selling and administration   48,263      4,504                  52,767
  Depreciation and
    amortization               20,042      2,077    $   617 (a)   22,736
                              270,463     28,364        617      299,444

                               38,987      5,110       (617)      43,480
Other (expense) income
  Interest expense            (28,864)      (987)    (2,232)(b)  (32,083)
  Foreign translation
    loss, net                    (255)         -                    (255)
  Provision for litigation     (2,400)                            (2,400)
  Other, net                    2,265          5                   2,270
                              (29,254)      (982)    (2,232)     (32,468)

Income before taxes             9,733      4,128     (2,849)      11,012

Provision for taxes               400      1,793     (1,002)(c)    1,191

Income before
  minority interest             9,333      2,335     (1,847)       9,821

Minority interest               5,234         -        (439)(d)    4,795

Income from
  continuing operations       $ 4,099    $ 2,335    $(1,408)    $  5,026

Average shares outstanding     20,500                             20,500

Earnings per share from
  continuing operations         $ .20 (e)                          $ .25

(*) Additional five months of LM operations
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Pro-Forma Adjustments
 (a)   Additional amortization of excess cost
       of investment in subsidiary over net assets
       acquired over 25 years, for the period
       prior to acquisition                              $   875
       Less historical Leigh-Mardon amortization            (800)
       Additional depreciation and amortization
       based on the estimated fair value received            542
                                                         $   617

 (b)   Additional interest expense in connection
       with acquisition borrowings                       $ 3,219
       Less historical interest charged by
       former parent corporation, no existing
       debt being assumed                                   (987)
                                                         $ 2,232

 (c)   Tax adjustment based on deductible items
       at statutory rates                                $(1,002)

 (d)   Elimination of LM minority interest
       previously recorded                               $  (439)

 (e)   ABN historical earnings includes LM earnings of
       $1.6 million or $.08 per share.
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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

         AMERICAN BANKNOTE CORPORATION



         BY:   s/JOHN T. GORMAN
         John T. Gorman
         Executive Vice President and
         and Chief Financial Officer



Date: November 20, 1997